Exhibit 10.1

*** Confidential treatment has been requested as to certain portions of this contract. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and the Commission’s rules and regulations promulgated under the Freedom of Information Act, pursuant to a request for confidential treatment.***

ADB Number: N02-CP-65500	OMB NO. 0990-0115

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CPR 350)	RATING	PAGE OF PAGES 1 31

2. CONTRACT (Proc. last Indent.) NO. HHSN261200655000C	3. EFFECTIVE DATE 10/01/2005	4. REQUISITION PURCHASE REQUEST/PROJECT NO.

5. ISSUED BY	CODE	6. ADMINISTERED BY (If other than item 5)	CODE
National Cancer Institute Research Contracts Branch, ESS		OD Office of Director Division of Epidemiology and Genetics (RFP No. N02CP51011-66)
Executive Plaza South, Suite 600, Room 6001
6120 Executive Blvd MSC 7196
Bethesda Maryland 20892-7196

7. NAME AND ADDRESS OF THE CONTRACTOR (No., street, city, county, State and ZIP Code)		8. DELIVERY ☑ FOB Destination ☐ FOB Origin

SeraCare BioServices 217 Perry Pkwy Gaithersburg, Maryland 20877-2164		9. DISCOUNT FOR PROMPT PAYMENT

PLACE OF PERFORMANCE: Frederick, Maryland United States		10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	ITEM
CODE	FACILITY CODE	ð	SEE SECTION G ARTICLE G.4.

11. SHIP TO/MARK FOR SEE SECTION F, ARTICLE F.1.	CODE	12. PAYMENT WILL BE MADE BY SEE SECTION G, ARTICLE G.4.	CODE

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION		14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c) ( )	☐ 41 U.S.C. 253(c) ( )	CAN1 68333405	TIN 330056054
		CAN2 ________	DOC No. ________
		OC CODE 25.2E	LOC ________

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE		15F. AMOUNT
TITLE:	Laboratory Support for Processing and Storage of Biomedical Specimens for Persons at High Risk for Cancer			CAN1: CAN2:	$ $	660,000
CURRENT OBLIGATION:						$660,000
CONTRACT PERIOD:	10/01/2005 through 09/30/2010				$
CONTRACT TYPE:	Cost Plus Fixed Fee, COMPLETION, Work Assignment				$
		15G. TOTAL AMOUNT OF CONTRACT				$14,102,584

16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	23
X	B	SUPPLIES OF SERVICES AND PRICES/COSTS	4	PART III - LIST OF DOCMENTS, EXHIBITS AND OTHER ATTACH
X	C	DESCRIPTION/SPECS/WORK STATEMENT	6	X	J	LIST OF ATTACHMENTS	30
X	D	PACKAGING AND MARKING	12	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	13	X	K	REPRESENTATIONS, CERTIFICATIONS AND	31
X	F	DELIVERIES OR PERFORMANCE	13			OTHER STATEMENTS OF OFFERORS
X	G	CONTRACT ADMINISTRATION DATA	14	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	20	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTORS NEGOTIATED AGREEMENT (Contractor is required to sign this docment and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this docment.)

Your offer on Solicitation Number _______________ including the addition or changes made by you which additions or changes are set forth in full above, is herein accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents (a) the Government’s solicitation and your offer and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Michael F. Crowley, II / CEO		20A. NAME OF CONTRACTING OFFICER SHARON A. MILLER

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED

BY	/s/ Michael F. Crowley, II	9-29-05	BY	/s/ Sharon A. Miller	9-30-05
	(Signature of person authorized to sign)			(Signature of Contracting officer)

Contract No. HHSN261200655000C

DETAILED TABLE OF CONTRACT CONTENTS

PART I - THE SCHEDULE

SECTION A - SOLICITATION/CONTRACT FORM

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS		4
ARTICLE B.1.	BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2.	ESTIMATED COST AND FIXED FEE	4
ARTICLE B.3.	PROVISIONS APPLICABLE TO DIRECT COSTS	4
ARTICLE B.4.	ADVANCE UNDERSTANDINGS	6
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT		6
ARTICLE C.2.	REPORTING REQUIREMENTS	12
SECTION D - PACKAGING, MARKING AND SHIPPING		14
ARTICLE D.1.	PACKAGING	14
ARTICLE D.2.	MARKING	14
ARTICLE D.3.	SHIPPING	15
SECTION E - INSPECTION AND ACCEPTANCE		15
SECTION F - DELIVERIES OR PERFORMANCE		15
ARTICLE F.1.	DELIVERIES	15
ARTICLE F.2.	CLAUSES INCORPORATED BY REFERENCE	16
SECTION G - CONTRACT ADMINISTRATION DATA		17
ARTICLE G.1.	PROJECT OFFICER	17
ARTICLE G.2.	KEY PERSONNEL	18
ARTICLE G.3.	WORK ASSIGNMENT PROCEDURES	18
ARTICLE G.4.	INVOICE SUBMISSION/CONTRACT FINANCING REQUEST	20
ARTICLE G.5.	CONTRACT FINANCIAL REPORT	21
ARTICLE G.6.	INDIRECT COST RATES	21
ARTICLE G.7.	GOVERNMENT PROPERTY	22
ARTICLE G.8.	POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	23
SECTION H - SPECIAL CONTRACT REQUIREMENTS		24
ARTICLE H.1.	HUMAN SUBJECTS	24
ARTICLE H.2.	HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	24
ARTICLE H.3.	NEEDLE EXCHANGE	24
ARTICLE H.4.	PRIVACY ACT	25
ARTICLE H.5.	EPA ENERGY STAR REQUIREMENTS	25
ARTICLE H.6.	CONFIDENTIALITY OF INFORMATION	25
ARTICLE H.7.	PUBLICATION AND PUBLICITY	26
ARTICLE H.8.	PRESS RELEASES	26
ARTICLE H.9.	REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	26
ARTICLE H.10.	ANTI -LOBBYING	26

PART II - CONTRACT CLAUSES		27
SECTION I - CONTRACT CLAUSES		27
ARTICLE I.1.	GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT	27
ARTICLE I.2.	AUTHORIZED SUBSTITUTION OF CLAUSES	30
ARTICLE I.3.	ADDITIONAL CONTRACT CLAUSES	30
ARTICLE I.4.	ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT	31

PART III		35
SECTION J - LIST OF ATTACHMENTS		35
1.	Sample Contract Work Assignment	35
2.	Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts	35
3.	Financial Report of Individual Project/Contract	35
4.	Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract	35

Contract No. HHSN261200655000C

5.	Privacy Act System of Records	35
6.	Safety and Health	35
7.	Procurement of Certain Equipment	35
8.	Government Property - Schedule I-B, 1page	35
9.	Government Property - Schedule II-A, 7 pages	35
10.	Report of Government Owned, Contractor Held Property	35

PART IV		36
SECTION K - REPRESENTATIONS AND CERTIFICATIONS		36
1.	Annual Representations and Certifications	36

Contract No. HHSN261200655000C

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The objective of this acquisition are to support molecular epidemiology projects undertaken by the Division of Cancer Epidemiology and Genetics, National Cancer Institute. These technical services shall include:

•	Accessioning and processing biological specimens for molecular epidemiology studies

•	Organizing, aliquoting and dispersing samples to DCEG collaborators

•	Maintaining the existing biorepository and expanding it as necessary

•	Maintaining accurate information on the quality, quantity and location of samples, and to provide these data in a timely manner for the computerized sample inventory

•	Exploring new or improved methods to achieve the above objectives in a more cost-efficient manner

•	Conducting method studies as required to resolve issues of direct relevance to specimen processing or storage

•	Evaluating and piloting new technologies germane to the contract mission

•	Maintaining appropriate quality assurance systems for the biorepository and bioprocessing laboratories.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The estimated cost of this contract is $*****.

b.	The fixed fee for this contract is $*****. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The Government’s obligation, represented by the sum of the estimated cost plus fixed fee, is $14,102,584.

d.	Total funds currently available for payment and allotted to this contract are $660,000, of which $***** represents the estimated costs, and of which $***** represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through December 31, 2005.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

(1)	Acquisition, by purchase or lease, of any interest in real property;

Contract No. HHSN261200655000C

(2)	Special rearrangement or alteration of facilities;

(3)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(4)	Travel to attend general scientific meetings;

(5)	Foreign travel - See b. (2) below;

(6)	Consultant costs;

(7)	Subcontracts;

(8)	Patient care costs;

(9)	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), 1990, regardless of acquisition value.

b.	Travel Costs

(1)	Domestic Travel

(a)	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $15,006 without the prior written approval of the Contracting Officer.

(b)	The Contractor shall invoice and be reimbursed for all travel costs in accordance with their travel policies; however travel costs shall not exceed those authorized by Federal Acquisition Regulations (FAR) 31.205-46.

(2)	Foreign Travel

(a)	Total expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $11,853 without the prior written approval of the Contracting Officer.

(b)

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and

Contract No. HHSN261200655000C

absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Contract Number Designation

On all correspondence submitted under this contract, the contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN261200655000C

ADB Contract No. N02-CP-65500

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work below:

1)	The Contractor shall provide the services described below in accordance with Contractor-developed, Government-approved protocols:

a)	Separation and viable cryopreservation of blood mononuclear lymphocytes;

b)	Separation, aliquoting and storage of serum, plasma and/or urine as needed;

NOTE:	A “typical” serum sample would be 8 ml (range 0.5 - 40 ml); urine or other body fluids would average 50 ml (5 - 200 ml)

c)	Cryopreservation of bone marrow samples;

d)	Cryopreservation of whole tumor tissue;

NOTE:	Specimens may range in size from 0.5 - 100 or more grams. Tumor tissues will be cut to specified sizes and flash frozen in liquid nitrogen. They will then be stored in vials in liquid nitrogen. Tumor lines, which have already been established, may be viably cryopreserved and stored.

Contract No. HHSN261200655000C

e)	Viable cryopreservation of previously established lymphoblastoid cell lines;

f)	Storage of DNA and other biological materials as specified by the Project Officer (e.g., pathology slides and tissue block);

g)	Extraction of DNA from biologic materials;

h)	Specimen processing as required by NCI to preserve special biologic materials;

i)	Logging in, labeling and tracking of each vial of each sample employing an NCI developed computerized specimen tracking system, including all laboratory safeguards to insure the fidelity and purity of each sample; and

NOTE:	In one “typical” day, the most labor-intensive procedure would be the processing of whole blood for cryopreservation of leukocytes. As many as 10 samples of approximately 30 ml each could be received.

j)	Maintenance of the previously-established repository currently containing more than 2.9 million biological specimens and allowance for an estimated increase of up to 50% of freezer storage space.

k)	Under the direction of the Project Officer conduct laboratory methods studies that establish optimal conditions for collection, processing, shipping and storage of biologic materials.

Processing services shall be available routinely between the hours of 9:00 a.m. and 2:00 p.m., Monday through Friday, and at any other time (including nights, weekends and holidays) by special arrangement, usually with advance notice. A laboratory staff member shall be available during nonbusiness hours for emergency specimen processing (as might occur when a patient dies). A biohazard area adequate for processing specimens with Acquired Immunodeficiency Syndrome (AIDS) shall be available for the processing of all biologic samples.

2)

The Contractor shall supply a messenger service to pick up specimens or inter-laboratory communication from medical care facilities in the Washington, D.C., area or at area transportation centers (i.e., Dulles International, D.C. National and Baltimore/Washington International Airports). This messenger service shall be supplied by the Contractor and not subcontracted to commercial carriers. All specimens submitted to the laboratory for processing shall be scheduled in advance, except in emergencies as detailed below. Specimens shall be delivered to

Contract No. HHSN261200655000C

the Contractor’s laboratory within four hours of notification for pick-up. Specimens shall be protected from temperature extremes by use of insulated containers or other acceptable means as needed. A portable liquid nitrogen container for transport of frozen cells or tumor specimens shall also be required. Only specimens provided by or approved by the Project Officer shall be accepted for processing and storage by the Contractor.

3)	The Contractor shall be responsible for recording and monitoring the location of all specimens that are being sent or received through use of an electronic log of all requests and specimens. The Contractor shall be responsible for monitoring, shipping and receipt of specimens to minimize delay or loss. If a specimen is not received within four hours of expected delivery, the Contractor shall inform the Project Officer by electronic mail. An after-hours telephone number of the Contractor’s on-call staff member shall be available to assist in this follow-up and the staff member shall be available at that number. The Contractor shall be responsible for immediately tracing the location of delinquent specimens not received when expected. All specimens that are of questionable research value shall be noted and the Project Officer notified by telephone within 24 hours, as well as in writing within 3 business days, providing identifying names or numbers, quantity, place of origin, a concise narrative description of the event, etc., so that appropriate action can be initiated. The Contractor shall designate a specific individual to be responsible for after-hours specimen processing and name one or more alternates to act when the primary person is not available.

4)	The Contractor shall maintain a repository of biologic specimens for the NCI Division of Cancer Epidemiology and Genetics (DCEG). This repository shall include frozen serum, plasma, urine, tumor tissue, tumor tissue extracts, whole red blood cells, separated and frozen white blood cells, or fractions of white blood cell populations, bone marrow cells, body fluids, lymphoblastoid cell lines, DNA, stool specimens or smears or slides, pathology paraffin blocks, and other types of specimens as specified by the Project Officer. These materials shall be maintained at optimum temperatures for long-term storage, including liquid nitrogen, if appropriate.

5)	All specimens will be submitted to the Contractor, accompanied by written identification of the specimen source. Specimens from members of NCI-associated families will be submitted with a unique identification number to insure compatibility with NCI laboratory computer databases. Specimens shall be assigned a unique code number, which shall be the only identification of the specimen in future laboratory processing, dispersal, etc. This code number shall comply with the format and convention established by the NCI Project Officer and DCEG investigators. The name of the donor shall not be used in labeling of specimens or in correspondence concerning the specimen by laboratory personnel. Such labeling shall uniquely identify each vial of each specimen and the quality of that individual vial will be recorded and updated as needed in the NCI-developed computer system.

Contract No. HHSN261200655000C

6)	The Contractor shall provide and train primary and backup staff in the operation of a computerized record system for specimens which has been developed and furnished by the Project Officer. Using this system, the laboratory shall keep records of all manipulation on all specimens and accurately enter data on each specimen. The data shall include but not be limited to vial identification number, study ID, material type and material description, volume, weight or cell concentration, freezer location, subject ID, crisis events, date received, specimen vial quality, etc. Data shall be entered into the system, with attention to accuracy, within 48 hours of receipt, or as specified by the NCI Project Officer. The Contractor shall be responsible for extracting this information from either data forms or electronic media, which will be transmitted with the samples. The Contractor shall also use this system to monitor and track all activities related to specimens.

7)	The Contractor shall prepare a variety of specimens for storage. Specifically, white blood cell separation, fractionation and viable cryopreservation; red blood cell cryopreservation; serum separation and storage of aliquots; plasma separation and storage of aliquots; tissue freezing; urine, serum, or blood fluid lyophilization; freezing of stool specimens; and other techniques as required. Specimens shall be stored in containers impervious to entry of CO2 so that they can be shipped on dry ice. Shipment of specimens in liquid nitrogen “dry shippers” may also be required. In order to ensure the viability of valuable specimens, the Contractor shall be prepared to have appropriate personnel travel to a contract site, foreign or domestic, to train local staff on optimal techniques for freezing viable material.

8)	Freezers shall be connected to a temperature recording system indicating consistency of temperature, which shall be monitored on a scheduled basis. Freezer malfunctions must give warning by means of an alarm system. The Contractor must provide a central alarm system monitored 24-hours a day, 365 days a year. A switch-operated electric generator of appropriate wattage for emergency operation of the contract’s freezers and other critical equipment shall be connected and be maintained on standby in the event of a major power outage. Liquid nitrogen freezers must have automatic filling mechanisms drawing on a constant central source of liquid nitrogen with emergency back up. All unplanned defrostings must be logged, giving date and times during which defrostings were in effect and temperature reached, and reported to the Project Officer by telephone and in writing, as described above.

9)

The laboratory/biorepository shall keep clear records of all manipulations on all specimens and carefully document specimen type, volume, cell concentration, source, “crisis events”, etc. for each sample. The exact freezer location shall be known for each specimen and shall be maintained in the computerized inventory system. Inventory records shall include number of vials, exact location of vials and specimen

Contract No. HHSN261200655000C

type. The Contractor shall conduct a representative inventory of a portion of the stored specimens on an annual basis. Thorough quality control protocols must be designed, documented and approved by the NCI Project Officer. These protocols must be rigorously implemented in the conduct of the inventories. The results of each inventory shall be documented in the Annual Technical Progress Report.

10)	The Contractor shall respond only to written (electronic mail will be acceptable) requests for biological specimens from collaborating investigators, which have been approved by the NCI Project Officer or his/her designee(s). Specimens shall not be sent to any investigator without a written request from the NCI Project Officer or his/her designee(s).

The Contractor shall not supply an outside collaborator with any information concerning the biological specimens other than code number, specimen type or other information essential to specimen processing. Requests for identification of the patient, the diagnosis, demographic data or other such information shall be referred to the NCI Project Officer.

The Contractor shall NEVER send out the last vial from a particular specimen without explicit authorization from the Project Officer.

11)	The Contractor shall prepare specimens for shipment, supply shipping containers appropriate to maintain specimens in the proper state (cool, frozen, deep frozen, etc.) and make arrangements through commercial air freight companies and other carriers to send biologic specimens to collaborating investigators in an expeditious (e.g., overnight or same day) fashion. The local in-house delivery service shall be used for these particular specimens to ensure expeditious delivery under optimum conditions. In some cases, commercial freight companies shall be used in overnight shipments to investigators in other cities. The Contractor shall be responsible for notifying the receiving laboratory of the specimens’ shipment and anticipated arrival time to insure that the receiving laboratory is prepared to receive the specimens. Peripheral blood cells shall be aliquotted for storage in suitable quantities for subsequent testing. Other specimens, such as red blood cells, plasma, serum, urine, stool, tumor tissue, and body fluids shall be processed for storage in appropriate aliquots.

12)	The laboratory shall retain written, hard copy records of inventory sheets and shall supply copies in suitable form for computer entry by NCI computer support personnel. Laboratory personnel shall verify the accuracy of information as it is entered in the computer against the original data, and errors shall be corrected.

Contract No. HHSN261200655000C

13)	The Contractor shall be prepared to process the following quantities of materials:

Material type or task	Max Daily (vials)	Typical total monthly volume
1) Fresh blood, mouthwash (buccal cells), urine for immediate processing	30	700
2) Process whole blood to lymphocyotes and cryopreserve (included in #1)	10	250
3) EBV transformation of lymphocytes or whole blood (included in #1)	na	10
4) Withdrawing vials from inventory	700	15,000
5) Adding vials to inventory	1,000	22,000
6) Thawing/aliquoting miscellaneous specimens including DNA	na	2,000
7) DNA purification	na	2,000

Although these are ESTIMATES of the amount of work, the Contractor must be able to accommodate highly variable amounts of processing and possible changes in specimen types and volumes depending on the new studies evolving during the contract (e.g. increased processing of buccal swabs and rinses; gastric juice; feces; urine, etc.). All prioritization of the specimen processing is determined by the NCI Project Officer. Not all maximal quantities of each material will arrive on a given day.

14)	The Contractor shall handle international shipments of biological specimens (blood components, urine, gastric juice, and biopsy specimens) and clearance of these shipments through U.S. and foreign customs. The Contractor must work with a shipping/customs agent to coordinate shipping, clear specimens through customs at the U.S. entry port, transfer to appropriate courier/express delivery service for shipment within the U.S., and notify the Contractor of all arrangements so that specimens can be easily tracked. Close coordination is vital because these samples may need to be kept frozen with dry ice, and freezer-to-freezer shipping time must be less than 72 hours. Large quantities of samples are shipped from Europe, the East Indies, Africa, China and other geographic locales. In each instance, the repository Contractor shall have responsibility for coordinating logistics to insure their timely arrival, including contracting with appropriate customs brokers and agents to expedite shipment and customs clearances.

15)	The Contractor, under the direction of the Project Officer, shall develop methods and procedures that improve the quality and efficiency of current biologic specimen collection,

Contract No. HHSN261200655000C

processing, shipping or storage protocols. Examples of such studies are: Specimen stability with respect to various storage conditions and analyses; nucleic acid extraction methodology; comparison of serum and plasma in serologic assays; evaluation of specimen shipping protocols; evaluation of processing/aliquoting for chip-based approaches; evaluation of suitable methods to preserve RNA, especially mRNA.

ARTICLE C.2. REPORTING REQUIREMENTS

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this contract:

1)	Quarterly Computerized and Written Reports

The Contractor shall submit quarterly computerized reports via electronic mail summarizing the status of all newly received specimens and outlining all dispersals by the laboratory. A summary of all correspondence consisting of requests for shipment, cover letters and inquiries from outside collaborators shall be maintained and made available upon request. Emphasis shall be on conciseness as well as comprehensiveness.

The first quarterly report shall cover the period consisting of the first full calendar quarter following the effective date of the contract and shall be due on or before January 15, 2006. Thereafter, quarterly reports shall be due on/before the 15th day of the month following each quarterly reporting period. A quarterly report shall not be required when submitting the annual reports or final report.

2)	Annual Technical Progress Reports

The Contractor shall prepare Annual Technical Progress Reports which explain the progress of work performed under this contract. Each report shall describe the progress of the project to date, noting all technical areas in which effort is being directed and indicating the status of work in each area. This report shall include:

a)	A quantitative summary of the number of specimens processed by the Contractor, their type and investigator source;

b)	Shipments and logistics;

Contract No. HHSN261200655000C

c)	An indication of current problems that may impede performance under the contract and proposed corrective action; and

d)	A discussion of work to be performed during the next reporting period.

The annual report shall include an up-to-date inventory of the Repository and its contents. Additional interim reports may be requested as necessary.

The first annual report shall cover the period consisting of the first full calendar year following the effective date of the contract and shall be due on or before November 1, 2006. Emphasis shall be on conciseness as well as comprehensiveness. A separate annual technical progress report shall not be required when submitting the final report.

3)	Final Technical Progress Report

The Contractor shall submit a final technical progress report on or before the expiration date of the contract. The final report shall include information in sufficient detail to describe comprehensively the results achieved and shall include a summation of the work performed for the entire contract period of performance.

b.	Other Reports/Deliverables

1)	Monthly Cost Accounting System (CAS) Transactions Data File

The Division of Cancer Epidemiology and Genetics (DCEG) implemented a Cost Accounting System (CAS) to accommodate the requirement for study level cost reporting for individual NCI investigators. The contractor shall contribute to CAS by submitting monthly personnel expenditures and other direct charges itemized by study and investigator. This information shall be submitted by the contractor directly to DCEG’s IT (information technology) support contractor, who will input the data into the CAS. The monthly submission should contain an entry representing the combined costs associated with each unique investigator/study combination that received support during the month. The contractor’s monthly submission will be concatenated into a centralized reporting database with all other transactions from the Division’s support services contractors.

A website has been created that allows contractors to search for the unique identification codes for each DCEG investigator and existing study. This website can be found at: http://www.dceg.cancer.gov/codes/index.html. For studies that do not have an established study code, the NCI investigator can request one from the DCEG Intramural System. The format for reporting, and

Contract No. HHSN261200655000C

the name and number of the contact person for the DCEG IT contractor will be provided by the NCI Project Officer.

The monthly CAS data shall be submitted to the DCEG IT contractor no later than the 18th of each month for the previous month’s expenditures. This requirement does not take the place of any other financial reporting required elsewhere in this contract.

(3)	Addresses for Submission of Technical Progress Reports

Technical progress reports, identified in paragraphs a.1) through a.3), above, shall be addressed to:

ORIGINAL:	Contracting Officer
Epidemiology and Support Section
Research Contracts Branch, OD
National Cancer Institute
Executive Plaza South, Room 6109
6120 EXECUTIVE BLVD MSC 7196
BETHESDA MD 20892-7196

2 COPIES:	Project Officer
Office of the Director
Division of Cancer Epidemiology & Genetics
Executive Plaza South, Room 7030
6120 EXECUTIVE BLVD MSC 7242
BETHESDA MD 20892-7242

SECTION D - PACKAGING, MARKING AND SHIPPING

ARTICLE D.1. PACKAGING

The Contractor shall properly package all biological and environmental materials for shipment to subcontractor laboratories and other destinations. Packaging shall ensure the integrity of the material during the shipment period, and shall take into account maintenance of the optimal temperature for the specimens, as well as all applicable legal restrictions related to real or perceived hazards due to flammability, infectivity, or other characteristics of the specimens.

ARTICLE D.2. MARKING

In addition to ensuring proper labeling of individual specimens and freezer boxes, the Contractor shall prepare all shipping packages of biological and environmental materials with appropriate labels and marking, including the nature of the material and its destination. Also indicated on packages should be the name and telephone number of the Contractor’s representative in the event the shipping company needs to contact the Contractor.

Contract No. HHSN261200655000C

ARTICLE D.3. SHIPPING

Biological and environmental materials transferred within the local metropolitan area shall be delivered by the Contractor’s messenger service. For destinations outside of the local area, shipments shall be made by overnight express mail. Special arrangements shall be made for international shipments. In cooperation with the NCI Principal Investigator for each project, the Contractor shall obtain appropriate Material Transfer Agreements for all materials sent to subcontractors and collaborators, as part of the Contractor’s responsibility for oversight of proper use of NCI specimens handled by the Contractor.

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, the Project Officer identified in ARTICLE G.1 is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at the National Cancer Institute, 6120 Executive Boulevard, Room 7020, Bethesda, MD 20892

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-5, Inspection Of Services — Cost Reimbursement (April 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.

The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified

Contract No. HHSN261200655000C

below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

Item	Description	Quantity	Delivery Schedule
(1)	Quarterly Computerized and Written Reports	3	First report due 01/15/06; all others due on the 15th day of the month following each Quarterly reporting period.

(2)	Annual Technical Progress Report	3	November 1, 2006 November 1, 2007 November 1, 2008 November 1, 2009

(3)	Final Technical Progress Report	3	On or before October 1, 2010

(4)	Monthly CAS Transactions Data File	1 per month	On or before the 18th day of Each month of the contract.

b.	The above items (1) through (3) shall be addressed and delivered to the undersigned. Item (4) shall be provided in accordance with Article C.2.

Original:	Contracting Officer
Epidemiology and Support Section
Research Contract Branch, OD
National Cancer Institute
Executive Plaza South, Room 620
6120 EXECUTIVE BLVD MSC 7196
BETHESDA, MD 20892-7196

Copies:	Project Officer
Office of the Director
Division of Cancer Epidemiology & Genetics
Executive Plaza South, Room 7020
6120 EXECUTIVE BLVD MSC 7242
BETHESDA, MD 20892-7242

ARTICLE F. 2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

Contract No. HHSN261200655000C

Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer and Assistant Project Officers will represent the Government for the purpose of this contract:

Dr. Jim Vaught, Project Officer

Assistant Project Officers:

Neil Caporaso

Mark Greene

Alan Hildesheim

Charles Rabkin

The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Assistant Project Officers will be responsible for coordinating the requirements of their individual DCEG Branch. Assistant Project Officer’s will not be allowed to initiate Work Assignments for contract support or to modify ongoing contract tasks without discussing with the Project Officer.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

Contract No. HHSN261200655000C

ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual(s) are considered to be essential to the work being performed hereunder:

Name	Title
Katheryn Shea	Principal Investigator
Anekella Bharathi	Assistant Investigator
Carla Chorley	Senior Manager

ARTICLE G.3. WORK ASSIGNMENT PROCEDURES

In providing support under this contract, the Contractor shall initiate work only when so directed by a Work Assignment (Attachment provided in SECTION J). Approval of a Work Assignment shall not constitute approval to exceed any item listed in the contract or general clauses of the contract. Work Assignment amounts shall not exceed the total amounts listed in the contract (time, dollars, effort, consultants, travel, etc.). The Project Officer with Contracting Officer approval, is authorized to initiate Work Assignments and to sign Work Assignments indicating satisfactory performance/delivery of the services/product required in each Work Assignment. The Contractor shall assure, prior to commencing work on any Work Assignment, that written approval of the Project Officer and the Contracting Officer has been obtained. A Work Assignment which does not contain both Contracting Officer and Project Officer approval signatures shall be considered invalid and costs incurred for such work shall be considered unallowable. The Contractor shall not exceed the estimated labor hours, estimated Work Assignment amount, or change the Work Assignment leader without prior written approval of the Project Officer and the Contracting Officer by modification of the Work Assignment. The day-to-day operational and administrative details of the Work Assignment system will be established by the Project Officer with input from the Contractor. The work assignment system will operate within the following general guidelines:

a.	Work Assignment (W.A.) Information

(1)	All work to be assigned under this contract shall relate directly to one or more of the work areas listed in the Statement of Work.

(2)	Each W.A. shall be written for the conduct of a specific, finite task.

(3)	Each new W.A. shall be numbered serially beginning with 01.

(4)	Each W.A. shall be completed on the form entitled “NCI Contract Work Assignment” and listed as an Attachment in Section J of this contract.

(5)	Upon award of the contract, an Administrative Work Assignment as shown in SECTION J, Attachments, shall be issued on a yearly basis. This Work Assignment will cover the time and expenditures necessary for the administration of the contract.

b.	Initiation of a W.A.

(1)	The Project Officer will initiate Part I of the W.A.

Contract No. HHSN261200655000C

(2)	The Contractor shall complete Part II and obtain the appropriate signature. The Contractor shall forward the proposed W.A. to the Project Officer.

(3)	Upon receipt of the proposed W.A. and after determining that the proposed W.A. is acceptable, the Project Officer will sign Part II to indicate recommendation for approval and forward to the Contracting Officer.

(4)	Upon receipt, the Contracting Officer will review the proposed W.A.

(a)	If approved, the Contracting Officer will sign Part II to indicate approval and will forward the W.A. to the Contractor with a copy to the Project Officer.

(b)	If not approved, the Contracting Officer will notify the Project Officer, stating the reasons for disapproval.

(5)	After receipt of the approved W.A., the Contractor shall begin work. The period of performance shall never precede the Contracting Officer approval date.

c.	Modification to a W.A.

(1)	Each amendment to an existing Work Assignment shall contain the original W.A. number and shall designate a modification number. Modification numbers for each W.A. shall be serially numbered beginning with 01 (for example, Work Assignment 01, Modification No. 01).

(2)	Each W.A. modification shall set forth in specific detail which portion(s) of the W.A. is to be modified. All Cost/Labor modifications shall be in the following format:

Authorized to Date This Modification Revised

Estimate

Cost Elements

(List Each Element)

d.	Conclusion of a W.A.

(1)	For each W.A. performed, the Contractor shall prepare PART III of the Work Assignment for submission to the Contracting Officer.

(2)	This PART III submission shall include all actual information (cost, effort, and deliverables) relative to the W.A.

(3)	PART III of the W.A. shall be submitted as soon as possible and not to exceed three months after the closing date of the W.A. For those work assignments which expire within three months prior to the contract expiration date, PART III of the Work Assignment shall be submitted on the final contract day.

Contract No. HHSN261200655000C

(4)	After verification that all work is complete and deliverables have been received and accepted, the Project Officer will sign Part III of the W.A. to indicate recommendation for approval and forward the W.A. to the Contracting Officer.

(5)	After verification that the W.A. has been satisfactorily completed, the Contracting Officer will approve completion of the W.A. by signing Part III of the W.A. and forward to the Contractor.

ARTICLE G.4. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST

a.	Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts NIH(RC)-1 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a “proper” payment request pursuant to FAR 32.9.

(1)	Invoices/financing requests shall be submitted as follows:

(a)	To be considered a “proper” invoice in accordance with FAR 32.9, Prompt Payment, each invoice shall clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. (This is the 17 digit number that appears in Block 2 of the SF-26, i.e. HHSN261200655000C.)

ADB Contract No. (This is the 10 digit number that appears in the upper left hand corner of the SF-26, i.e. N02-CP-65500.)

(b)	An original and two copies to the following designated billing office:

Contracting Officer

Research Contracts Branch

National Cancer Institute, NIH

EPS, Room 6109

6120 EXECUTIVE BLVD MSC 7196

BETHESDA MD 20892-7196

(2)	Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-8611.

b.	Each invoice shall include a summary of costs incurred on each work assignment. The total costs incurred on all work assignments for the month shall match the total amount billed on the invoice.

Contract No. HHSN261200655000C

ARTICLE G.5. CONTRACT FINANCIAL REPORT

a.	Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the Instructions for Completing Form NIH 2706, which accompany the form, in an original and two copies, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b.	Unless otherwise stated in that part of the Instructions for Completing Form NIH 2706, entitled “PREPARATION INSTRUCTIONS,” all columns A through J, shall be completed for each report submitted.

c.	The first financial report shall cover the period consisting of the FIRST FULL THREE CALENDAR MONTHS following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d.	The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e.	The listing of expenditure categories to be reported is incorporated within the Financial Report of Individual Project/Contract, NIH 2706, SECTION J, ATTACHMENT 3, attached hereto and made a part of this contract.

f.	The Government may unilaterally revise the NIH 2706 to reflect the allotment of additional funds.

ARTICLE G.6. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services

Office of Acquisition Management and Policy

National Institutes of Health

6100 Building, Room 6B05

6100 EXECUTIVE BLVD MSC-7540

BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

Contract No. HHSN261200655000C

ARTICLE G.7. GOVERNMENT PROPERTY

a.	In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor’s Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH

6011 Building, Suite 637

6011 EXECUTIVE BLVD MSC 7670

BETHESDA MD 20852-7670

(301) 496-6466

b.	Notwithstanding the provisions outlined in the DHHS Publication, Contractor’s Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

c.	Contractor-Acquired Government Property - Schedule I-B

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed in the attached Schedule I-B for use in direct performance of the contract, on receipt of the Contracting Officer’s written approval, based on contractor-furnished prices and evidence of competition.

d.	Property Acquired Under Predecessor Contract - Schedule II-A

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of all Government Property acquired or furnished under predecessor Contract No. N02-CP-11001 for use in direct performance of this contract. Accountability for the items is hereby authorized to be transferred to this contract from the predecessor contract. Upon completion of each contract, the Contractor agrees to furnish to the Contracting

Contract No. HHSN261200655000C

Officer, without delay, the inventory schedule covering all Government Property furnished or acquired for use in the performance of the predecessor contract as provided by the clause, GOVERNMENT PROPERTY, of that contract and the instructions contained in DHHS Publication entitled, Contractor’s Guide for Control of Government Property, (1990).

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://ocm.od.nih.gov/cdmp/cps_contractor.htm

The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.2. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310)

ARTICLE H.3. NEEDLE EXCHANGE

a.	Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b. Public Law and Section No.	Fiscal Year	Period Covered

P.L. 108-447, Title V-General Provisions	2005	10/1/04 - 9/30/05
Section 505

Contract No. HHSN261200655000C

ARTICLE H.4. PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document is incorporated into this contract as Attachment 5.

ARTICLE H.5. EPA ENERGY STAR REQUIREMENTS

Executive Order 13123, “Greening the Government Through Efficient Energy Management” and FAR 23.203 require that when Federal Agencies acquire energy using products, they select, where life-cycle cost-effective, and available, ENERGY STAR® or other energy efficient products.

Unless the Contracting Officer determines otherwise, all energy-using products acquired under this contract must be either an ENERGY STAR® or other energy efficient product designated by the Department of Energy’s Federal Energy Management Program (FEMP).

For more information about ENERGY STAR® see http://www.energystar.gov/

For more information about FEMP see http://www.eere.energy.gov/

ARTICLE H.6. CONFIDENTIALITY OF INFORMATION

The following information is covered by HHSAR Clause 352.224-70, Confidentiality of Information (MARCH 2005):

•	Identification of specimen source or donor name;

•	All records of manipulations on all specimens;

•	Information concerning the identification of the patient, the diagnosis, demographic information or other such information;

•	Written, hard-copy records of inventory sheets.

Contract No. HHSN261200655000C

ARTICLE H.7. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Cancer Institute, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN261200655000C.”

ARTICLE H.8. PRESS RELEASES

a.	Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b. Public Law and Section No.	Fiscal Year	Period Covered

P.L. 108-447, Title V-General Provisions	2005	10/1/04 - 9/30/05
Section 506

ARTICLE H.9. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.10. ANTI -LOBBYING

a.	Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.	Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c. Public Law and Section No.	Fiscal Year	Period Covered
for a., above: P.L. 108-447, Title V-General Provisions Section 503a	2005	10/1/04 - 9/30/05
for b., above: P.L. 108-447, Title V-General Provisions Section 503b	2005	10/1/04 - 9/30/05

Contract No. HHSN261200655000C

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions (Over $100,000)

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Jun 2003	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Oct 2003	Central Contractor Registration

52.209-6	Jan 2005	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2004	Pension Adjustments and Asset Reversions

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52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-8	Mar 1997	Fixed Fee

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Jul 2005	Small Business Subcontracting Plan (Over $500,000)

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act - Supplies

52.225-13	Mar 2005	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-3	Apr 1984	Patent Indemnity

52.227-14	Jun 1987	Rights in Data - General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

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52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate I (Apr 1984)

52.244-2	Aug 1998	Subcontracts, Alternate II (Aug 1998) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.244-6	Dec 2004	Subcontracts for Commercial Items

52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)

52.246-25	Feb 1997	Limitation of Liability - Services (Over $100,000)

52.249-6	Sep 1996	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE

352.202-1	Jan 2001	Definitions - with Alternate paragraph (h) (Jan 2001)

352.216-72	Oct 1990	Additional Cost Principles

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.232-9	Apr 1984	Withholding of Contract Payments

352.233-70	Apr 1984	Litigation and Claims

Contract No. HHSN261200655000C

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Apr 1984	Key Personnel

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT - Rev. 07/27/2005].

ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR Clauses 52.219-9, Small Business Subcontracting Plan (July 2005), and 52.219-16, Liquidated Damages — Subcontracting Plan (January 1999) are deleted in their entirety.

FAR Clause 52.232-20, Limitation Of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation Of Funds (April 1984) is substituted therefor. [NOTE: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.]

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

(2)	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

(3)	FAR Clause 52.224-1, Privacy Act Notification (April 1984).

(4)	FAR Clause 52.224-2, Privacy Act (April 1984).

(5)	FAR Clause 52.227-14, Rights in Data - General (June 1987).

(6)	FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

Contract No. HHSN261200655000C

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

(1)	HHSAR Clause 352.223-70, Safety and Health (January 2001). [This clause is provided in full text in Section J - Attachments.]

(2)	HHSAR Clause 352.224-70, Confidentiality of Information (March 2005).

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

(1)	NIH (RC)-7, Procurement of Certain Equipment (April 1984) (OMB Bulletin 81-16).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a.	FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

(a)	Definition. As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b)	Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees.

Contract No. HHSN261200655000C

However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c)	The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d)	In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

Contract No. HHSN261200655000C

(e)	The requirement to post the employee notice in paragraph (b) does not apply to—

(1)	Contractors and subcontractors that employ fewer than 15 persons;

(2)	Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3)	Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4)	Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i)	The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii)	Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5)	Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f)	The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1)	Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2)	Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3)	Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g)	The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered

Contract No. HHSN261200655000C

into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

Contract No. HHSN261200655000C

PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

5.	Sample Contract Work Assignment, 3 pages.

6.	Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (5/97), 5 pages.

7.	Financial Report of Individual Project/Contract, NIH 2706, (5/97), 1 page.

8.	Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract, (5/97), 3 pages.

9.	Privacy Act System of Records, Number 09-25-0200, as cited in the Federal Register Notice issued in Volume 62, Number 66, pages 16596-16602, dated 4/7/97.

10.	Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

11.	Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

12.	Government Property - Schedule I-B, 1 page.

13.	Government Property - Schedule II-A, 7 pages

14.	Report of Government Owned, Contractor Held Property, 1 page.

Contract No. HHSN261200655000C

PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website. [This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the contractor’s proposal.]

END of the SCHEDULE

(CONTRACT)

Contract No. HHSN261200655000C

CONTRACT WORK ASSIGNMENT (W.A.)

Contractor: _______________________________________________________________________W.A. Title:

Contract	No: _________________________________________________________________________

W.A. No: ___________________________ Modification No.: _________________________W.A. Originator:

Contracted Task Area: ___________________________________________________________ Date Prepared:

Part I. INITIATOR’S REQUEST

A.	Period of Performance: From to

B.	Task Description

C.	Task Leader

D.	Deliverables

E.	W.A. Response Due Date:

Contract Work Assignment		ATTACHMENT 1
	1	Page 1

Contract No. HHSN261200655000C

CONTRACT WORK ASSIGNMENT (W.A.)

Contractor: ____________________________________________________________________ Contract No:

W.A. No: ___________________________ Modification No: _________________________ Date Prepared:

PART II. CONTRACTOR’S RESPONSE TO W.A. REQUEST

(The Contractor may attach additional sheets to this form to present requested data.)

A.	Estimated Cost and Effort

1.	Labor hours - list W.A. leader, specific individuals to be assigned, labor category, and estimated hours for each.
2.	Labor costs - list by labor category and total.
3.	Employee benefits.
4.	Direct materials
5.	Travel
6.	Subcontracts
7.	Other direct costs
8.	Indirect costs
9.	Total estimated costs for this Order

B.	Detailed description of the approach to be used and of the deliverable(s). (Be specific.)

APPROVAL TO PROCEED: The Contractor shall not exceed the estimated labor hours, estimated W.A. amount, or change the W.A. leader without the prior written approval of the Project Officer and the Contracting Officer.

l. For the Contractor: ____________________________________________________________	Date:
(Signature)
Typed name:

2. For the Government: ___________________________________________________________	Date:
(Project Officer)

___________________________________________________________	Date:

(Contracting Officer)

Contract Work Assignment		ATTACHMENT 1
2

Contract No. HHSN261200655000C

CONTRACT WORK ASSIGNMENT (W.A.)

Contractor: _____________________________________________________________________ Contract No:

W.A. No: ___________________________ Modification No: _________________________ Date Prepared:

PART III. CONTRACTOR’S REPORT OF W.A. PERFORMANCE

(The Contractor may attach additional sheets to this form to present the requested data.)

A.	Actual Cost and Effort

1.	Labor hours - list specific assigned individuals, labor category, and actual hours worked.

2.	Labor costs - list labor category, individual, and total amount.

3.	Employee benefits

4.	Direct Materials

5.	Travel

6.	Subcontracts

7.	Other direct costs

8.	Indirect costs

9.	Total costs for this W.A.

B.	Report of Deliverables

REVIEW AND APPROVAL OF SATISFACTORY PERFORMANCE

The signatures below indicate that the services/products required under Work Assignment No.                  have been delivered, received and satisfactorily meet the requirements of this Work Assignment.

l. For the Contractor: ____________________________________________________________	Date:
(Signature)
Typed name:

2. For the Government: ___________________________________________________________	Date:
(Project Officer)

___________________________________________________________	Date:

(Contracting Officer)

Contract Work Assignment		ATTACHMENT 1
3

Contract No. HHSN261200655000C

INVOICE/FINANCING REQUEST INSTRUCTIONS

FOR NIH COST-REIMBURSEMENT TYPE CONTRACTS, NIH(RC)-1

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, “Public Voucher for Purchases and Services Other Than Personal,” and Standard Form 1035, “Public Voucher for Purchases and Services Other Than Personal— Continuation Sheet,” or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee’s letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (l) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor’s Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer’s approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Contract Work Assignment		ATTACHMENT 1
4

Contract No. HHSN261200655000C

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request – These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice – The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c)	Final Invoice – A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a)	Designated Billing Office Name and Address – Enter the designated billing office name and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b)	Invoice/Financing Request Number – Insert the appropriate serial number of the invoice/financing request.

(c)	Date Invoice/Financing Request Prepared – Insert the date the invoice/financing request is prepared.

(d)	Contract Number, ADB Number and Date – Insert both the contract number and the ADB number (which appears in the upper left hand corner of the face page of the contract), and the effective date of the contract.

(e)	Payee’s Name and Address – Show the contractor’s name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)	Total Estimated Cost of Contract – Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

NIH (RC) - 1	ATTACHMENT 2
Rev. 11/2003	Page 2

Contract No. HHSN261200655000C

(g)	Total Fixed-Fee – Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h)	Billing Period – Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i)	Amount Billed for Current Period – Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the period.

(j)	Cumulative Amount from Inception – Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k)	Direct Costs – Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(l)	Direct Labor – Include salaries and wages paid (or accrued) for direct performance of the contract.

(2)	Fringe Benefits – List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

(3)	Accountable Personal Property – Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach the NIH Form entitled, “Report of Government Owned, Contractor Held Property,” in accordance with the following instructions:

List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

•	The item number for the specific piece of equipment listed in the Property Schedule.

•	The COA letter and number, if the equipment is not covered by the Property Schedule.

•	An asterisk (*) shall precede the item if the equipment is below the approval level.

Further itemization of invoices/financing requests shall only be required for items having specific limitations set forth in the contract.

(4)	Materials and Supplies – Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

NIH (RC) - 1	ATTACHMENT 2
Rev. 11/2003	Page 3

Contract No. HHSN261200655000C

(5)	Premium Pay – List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee – List fees paid to consultants. Identify consultant by name or category as set forth in the contract’s advance understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

(7)	Travel – Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs – List subcontractor(s) by name and amount billed.

(9)	Other – List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l)	Cost of Money (COM) – Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m)	Indirect Costs — Overhead – Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n)	Fixed-Fee Earned – Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o)	Total Amounts Claimed – Insert the total amounts claimed for the current and cumulative periods.

(p)	Adjustments – Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)	Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

NIH (RC) - 1	ATTACHMENT 2
Rev. 11/2003	Page 4

Contract No. HHSN261200655000C

SAMPLE INVOICE/FINANCING REQUEST

(a) Billing Office Name and Address	(b) Invoice/Financing Request No.

NATIONAL INSTITUTES OF HEALTH
National Cancer Institute, RCB	(c) Date Invoice Prepared
EPS, Room

6120 EXECUTIVE BLVD MSC
Bethesda, MD 20892-	(d) Contract No., ADB No., and Effective Date

(e) Payee’s Name and Address	(f) Total Estimated Cost of Contract

ABC CORPORATION
100 Main Street
Anywhere, U.S.A. zip code	(g) Total Fixed Fee

Attention: Name, Title, and Phone Number of Official to Whom Payment is Sent

(h)	This invoice/financing request represents reimbursable costs from Aug. l, 2003 through Aug. 31, 2003

	(i) Amount Billed for Current Period	(j) Cumulative Amount From Inception
(k) Direct Costs
(1) Direct Labor	$3,400	$6,800
(2) Fringe Benefits	600	1,200
(3) Accountable Personal Property (Attach Form HHS-565) Permanent Research	3,000	6,000
General Purpose	2,000	2,000
(4) Materials and Supplies	2,000	4,000
(5) Premium Pay	100	150
(6) Consultant Fee-Dr. Jones 1 day @ 100 (COA #3)	100	100
(7) Travel (Domestic)	200	200
(Foreign)	200	200
(8) Subcontract Costs	-0-	-0-
(9) Other	-0-	-0-

Total Direct Costs	$11,600	$20,650
(l) Cost of Money (Factor) of (Appropriate Base)	2,400	3,600
(m) Indirect Costs — Overhead % of Direct Labor or Other Base (Formula)	4,000	6,000
(n) Fixed-Fee Earned (Formula)	700	1,400

(o) Total Amount Claimed	$18,700	$31,650
(p) Adjustments
Outstanding Suspensions		(1,700)
(q) Grand Totals	$18,700	$29,950

“I certify that all payments requested are for appropriate purposes and in accordance with the contract.”

Name of Official)	(Title)

NIH(RC) -1 Rev. 11/2003	ATTACHMENT 2 Page 5

Contract No. HHSN261200655000C

National Institutes of Health FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT, NIH FORM 2706	Project Task: Laboratory Support for Processing and Storage of Biomedical Specimens for Persons at High Risk of Cancer	Contract No.: N02-CP-65500	Date of Report:	0990-0134 0990-0131
Note: Complete this Form in Accordance with Accompanying Instructions.	Reporting Period:	Contractor Name and Address:

Expenditure Category	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior Period	Incurred Cost — Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete	Estimated Cost at Completion (F + G)	Negotiated Contract Amount	Variance (Over or Under) (I - H)
	Negotiated	Actual
A	B	C	D	E	F	G	H	I	J
Direct Labor	176320							$3,719,882
Materials & Supplies								1,398,285
Travel								26,589
Equipment								999,759
Other Direct Costs								673,798
Total Direct Costs:								$6,818,313
Overhead								5,282,234
G&A								1,210,055
Total Proposed Costs:								$13,310,602
Fixed Fee								791,982
Total CPFF								$14,102,584

NIH 2706 (5/92) (Formerly HHS-646)	ATTACHMENT

Contract No. HHSN261200655000C

INSTRUCTIONS FOR COMPLETING FORM NIH 2706

“FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”

GENERAL INFORMATION

Purpose. Form NIH 2706 is designed to: (1) provide a management tool for use by be NIH in monitoring the application of financial and personnel resources to the NIH contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor’s analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address. An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported. However, the contract may provide for one of the copies to be sent directly to the project officer.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate Form NIH 2706, except where it is determined by the contracting officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing Form NIH 2706. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1)	Key Personnel. Include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2)	Personnel—Other. List as one amount unless otherwise required by the contract.

Form NIH 2706, Instructions	Page 1
(5/97)	Attachment 4

Contract No. HHSN261200655000C

(3)	Fringe Benefits. Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

(4)	Accountable Personal Property. Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, “Report of Accountable Property,” must accompany the contractor’s public voucher (SF 1034/SF 1035) or this report if not previously submitted. See “Contractor’s Guide for Control of Government Property.”

(5)	Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6)	Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7)	Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(8)	Travel. Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9)	Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

(10)	Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay.

(11)	Subcontracts. List each subcontract by name and amount billed.

(12)	Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13)	Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14)	General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15)	Fee. Cite the fee earned, if any.

(16)	Total Costs to the Government.

Form NIH 2706, Instructions	Page 2
(5/97)	Attachment 4

Contract No. HHSN261200655000C

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on Form NIH 2706.

Column A—Expenditure Category. Enter the expenditure categories required by the contract.

Column B—Percentage of Effort/Hours Negotiated. Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C—Percentage of Effort/Hours-Actual. Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D—Cumulative Incurred Cost at End of Prior Period. Enter the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

Column E—Incurred Cost-Current Period. Enter the costs which were incurred during the current period.

Column F—Cumulative Incurred Cost to Date. Enter the combined total of Columns D and E.

Column G—Estimated Cost to Complete. Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column H—Estimated Costs at Completion. Complete only if an entry is made in Column G.

Column I—Negotiated Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J—Variance (Over or Under). Complete only if an entry is made in Column H. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I). When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications. List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated. List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I. Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

Form NIH 2706, Instructions	Page 3
(5/97)	Attachment 4

Contract No. HHSN261200655000C

PRIVACY ACT SYSTEM OF RECORDS

[Federal Register: April 7, 1997 (Volume 62, Number 66)]

[Notices]

[Page 16596-16602]

From the Federal Register Online via GPO Access [wais.access.gpo.gov]

[DOCID:fr07ap97_dat-89]

[[Page 16596]]

DEPARTMENT OF HEALTH AND HUMAN SERVICES

National Institutes of Health

Privacy Act of 1974; New System of Records

agency: National Institutes of Health, HHS.

action: Notification of a new system of records.

summary: In accordance with the requirements of the Privacy Act, the National Institutes of Health (NIH) is publishing a notice of a new system of records, 09-25-0200, “Clinical, Epidemiologic and Biometric Studies of the National Institutes of Health (NIH), HHS/NIH/OD.” This system notice serves as an umbrella system for most NIH clinical, epidemiologic and biometric research studies. Thirty-eight existing NIH system notices were subsumed under this notice (listed in the system notice under System Manager(s)), to reduce the number and avoid future proliferation of like system notices. We are also proposing routine uses for this new system; with two exceptions, these routine uses were already contained in the preceding system notices. The first new routine use will allow disclosure to authorized organizations which provide health services to subject individuals or provide third-party reimbursement or fiscal intermediary functions. The purpose of the disclosure is to plan for or provide such services, bill or collect third-party reimbursements. The second new routine use will allow disclosure for the purpose of reporting child, elder, or spousal abuse or neglect, or any other type of abuse or neglect as required by State or Federal law.

dates: NIH invites interested parties to submit comments on the proposed internal and routine uses on or before May 7, 1997. NIH has sent a report of a New System to the Congress and to the Office of Management and Budget (OMB) on November 6, 1996. This system of records will be effective 40 days from the date of publication unless NIH receives comments on the routine uses which would result in a contrary determination.

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Contract No. HHSN261200655000C

address: Please submit comments to: NIH Privacy Act Officer, Building 31, Room 1B05, 31 Center Drive MSC 2075, Bethesda, MD 20892-2075, 301- 496-2832.

Comments received will be available for inspection at this same address from 9 a.m. to 3 p.m., Monday through Friday.

for further information contact: NIH Privacy Act Officer, Building 31, Room 1B05, 31 Center Drive MSC 2075, Bethesda, MD 20892-2075, 301-496- 2832.

The numbers listed above are not toll free.

supplementary information: The National Institutes of Health (NIH) proposes to establish a new system of records: 09-25-0200, “Clinical, Epidemiologic and Biometric Studies of the National Institutes of Health (NIH), HHS/NIH/OD.” This umbrella system of records will be used by NIH staff to document, track, monitor and evaluate NIH clinical, epidemiologic and biometric research activities. This inclusive system notice will achieve agency administrative efficiencies, avoiding confusion created by the current fragmented pool of Institute, Center and Division (ICD) system notices. Because of its unique organizational structure, NIH has, over the recent decades, experienced a proliferation of almost identical system notices that differ only by disease/disorder under study or ICD interest. This system notice subsumes thirty-eight existing system notices and will offer coverage for research not currently covered by an appropriate system notice. The consolidation of similar research systems of records into one generic-type notice will also serve the public interest. It will alleviate burden on the public associated with multiple attempts at notification, access and correction of record information when individuals are not sure which research system notice applied to their study participation.

The system will comprise records about individuals as relevant to a particular research study. Examples include, but are not limited to: Name, study identification number, address, relevant telephone numbers, Social Security Number (voluntary), driver’s license number, date of birth, weight, height, sex, race; medical, psychological and dental information, laboratory and diagnostic testing results; registries; social, economic and demographic data; health services utilization; insurance and hospital cost data, employers, conditions of the work environment, exposure to hazardous substances/compounds; information pertaining to stored biologic specimens (including blood, urine, tissue and genetic materials), characteristics and activities of health care providers and educators and trainers (including curriculum vitae); and associated correspondence. The amount of information recorded on each individual will be only that which is necessary to accomplish the purpose of the system.

The records in this system will be maintained in a secure manner compatible with their content and use. NIH and contractor staff will be required to adhere to the provisions of the Privacy Act and the HHS Privacy Act Regulations. The System Manager will control access to the data. Only authorized users whose official duties require the use of such information will have regular access to the records in this system. Authorized users are HHS employees, and contractors responsible for implementing the research.

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Contract No. HHSN261200655000C

Records may be stored on index cards, file folders, computer tapes and disks (including optical disks), photography media, microfiche, microfilm, and audio and video tapes. Manual and computerized records will be maintained in accordance with the standards of Chapter 45-13 of the HHS General Administration Manual, “Safeguarding Records Contained in Systems of Records,” supplementary Chapter PHS hf:45-13, the Department’s Automated Information System Security Program Handbook, and the National Institute of Standards and Technology Federal Information Processing Standards (FIPS Pub. 41 and FIPS Pub. 31).

Data on computer files is accessed by keyword known only to authorized users. Access to information is thus limited to those with a need to know. Rooms where records are stored are locked when not in use. During regular business hours rooms are unlocked but are controlled by on-site personnel. Researchers authorized to conduct research on biological specimens will typically access to the system through the use of encrypted identifiers sufficient to link individuals with records in such a manner that does not compromise confidentiality of the individual. All authorized users of personal information in connection with the performance of their jobs protect information from public view and from unauthorized personnel entering an unsupervised office. Depending upon the sensitivity of the information in the record, additional safeguard measures are employed.

The routine uses proposed for this system are compatible with the stated purposes of the system. The first routine use permits disclosure of a record for an authorized research purpose under specified conditions. The second routine use permitting disclosure to a congressional office is proposed to allow subject individuals to obtain assistance from their representatives in Congress, should they so desire. Such

[[Page 16597]]

disclosure would be made only pursuant to a request of the individual. The third routine use allows disclosure to the Department of Justice for use in litigation. The fourth routine use allows disclosure of records to contractor, grantee, experts, consultants or volunteers who have been engaged by the agency to assist in the performance of a service related to this system of records and who need to have access to the records in order to perform the activity. The fifth routine use allows disclosure to certain relevant third parties (e.g., relatives, prior employees, Motor Vehicle Administration, State vita statistics offices) when necessary to obtain information on morbidity and mortality experiences and to locate individuals for follow-up studies. The sixth routine use allows disclosure to tumor registries for maintenance of health statistics. The seventh routine use allows the PHS to inform the sexual and/or needle-sharing partner(s) of a subject individual who is infected with the human immunodeficiency virus (HIV) of their exposure to HIV, or to disclose such information to State or local public health departments under specified circumstances. The eighth routine use allows disclosure of certain diseases and conditions, including infectious diseases, to appropriate representatives of State or Federal Government as required by State or Federal law. The ninth routine use allows records to be disclosed to

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Contract No. HHSN261200655000C

authorized organizations which provide health services to subject individuals or provide third-party reimbursement or fiscal intermediary functions, for the purpose of planning for or providing such services, billing or collecting third-party reimbursements. The tenth routine use allows disclosure to organizations deemed qualified by the Secretary, DHHS, to carry out quality assessment, medical audits or utilization reviews. The eleventh routine use allows information to be disclosed for the purpose of reporting child, elder or spousal abuse or neglect, or any other type of abuse or neglect as required by State or Federal law.

The following notice is written in the present, rather than future tense, in order to avoid the unnecessary expenditure of public funds to republish the notice after the system has become effective.

Dated: October 30, 1996.

Anthony L. Itteilag,

Deputy Director for Management, National Institutes of Health.

09-25-0200

SYSTEM NAME:

Clinical, Epidemiologic and Biometric Studies of the National Institutes of Health (NIH), HHS/NIH/OD.

SECURITY CLASSIFICATION:

None.

SYSTEM LOCATION:

Records are located at NIH and Contractor research facilities which collect or provide research data for this system. Contractors may include, but are not limited to: Research centers, clinics, hospitals, universities, medical schools, research institutions/foundations, national associations, commercial organizations, collaborating State and Federal Government agencies, and coordinating centers. A current list of sites, including the address of any Federal Records Center where records from this system may be stored, is available by writing to the appropriate Coordinator listed under Notification Procedure.

CATEGORIES OF INDIVIDUALS COVERED BY THE SYSTEM:

Adults and/or children who are the subjects of clinical, epidemiologic, and biometric research studies of the NIH. Individuals with disease. Individuals who are representative of the general population or of special groups including, but not limited to: Normal controls, normal volunteers, family members and relatives; providers of services (e.g., health care and social work); health care professionals and educators, and demographic sub-groups as applicable, such as age, sex, ethnicity, race, occupation, geographic location; and groups exposed to real and/or hypothesized risks (e.g., exposure to biohazardous microbial agents).

CATEGORIES OF RECORDS IN THE SYSTEM:

The system contains data about individuals as relevant to a particular research study. Examples include, but are not limited to: Name, study identification number, address, relevant telephone numbers, Social Security Number (voluntary), driver’s license number, date of

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Contract No. HHSN261200655000C

birth, weight, height, sex, race; medical, psychological and dental information, laboratory and diagnostic testing results; registries; social, economic and demographic data; health services utilization; insurance and hospital cost data, employers, conditions of the work environment, exposure to hazardous substances/compounds; information pertaining to stored biologic specimens (including blood, urine, tissue and genetic materials), characteristics and activities of health care providers and educators and trainers (including curriculum vitae); and associated correspondence.

AUTHORITY FOR MAINTENANCE OF THE SYSTEM:

“Research and Investigation,” “Appointment and Authority of the Directors of the National Research Institutes,” “National Cancer Institute,” “National Eye Institute,” “National Heart, Lung and Blood Institute,” “National Institute on Aging,” “National Institute on Alcohol Abuse and Alcoholism,” “National Institute on Allergy and Infectious Diseases,” “National Institute of Arthritis and Musculoskeletal and Skin Diseases,” “National Institute of Child Health and Human Development,” “National Institute on Deafness and Other Communication Disorders,” “National Institute of Dental Research,” “National Institute of Diabetes, and Digestive and Kidney Diseases,” “National Institute of Drug Abuse,” “National Institute of Environmental Health Sciences,” “National Institute of Mental Health,” “National Institute of Neurological Disorders and Stroke,” and the “National Center for Human Genome Research,” of the Public Health Service Act. (42 U.S.C. 241, 242, 248, 281, 282, 284, 285a, 285b, 285c, 285d, 285e, 285f, 285g, 285h, 285i, 285j, 285l, 285m, 285n, 285o, 285p, 285q, 287, 287b, 287c, 289a, 289c, and 44 U.S.C. 3101.)

PURPOSE(S)

To document, track, monitor and evaluate NIH clinical, epidemiologic and biometric research activities.

ROUTINE USES OF RECORDS MAINTAINED IN THE SYSTEM, INCLUDING CATEGORIES OF USERS AND THE PURPOSES OF SUCH USES:

1. A record may be disclosed for a research purpose, when the Department: (A) has determined that the use or disclosure does not violate legal or policy limitations under which the record was provided, collected, or obtained; e.g., disclosure of alcohol or drug abuse patient records will be made only in accordance with the restrictions of confidentiality statutes and regulations 42 U.S.C. 241, 42 U.S.C. 290dd-2, 42 CFR part 2, and where applicable, no disclosures will be made inconsistent with an authorization of confidentiality under 42 U.S.C. 241 and 42 CFR part 2a; (B) has determined that the research purpose (1) cannot be reasonably accomplished unless the

[[Page 16598]]

record is provided in individually identifiable form, and (2) warrants the risk to the privacy of the individual that additional exposure of the record might bring; (C) has required the recipient to (1) establish reasonable administrative, technical, and physical safeguards to prevent unauthorized use or disclosure of the record, (2) remove or destroy the information that identifies the individual at the earliest

Attachment 5

Contract No. HHSN261200655000C

time at which removal or destruction can be accomplished consistent with the purpose of the research project, unless the recipient has presented adequate justification of a research or health nature for retaining such information, and (3) make no further use or disclosure of the record except (a) in emergency circumstances affecting the health or safety of any individual, (b) for use in another research project, under these same conditions, and with written authorization of the Department, (c) for disclosure to a property identified person for the purpose of an audit related to the research project, if information that would enable research subjects to be identified is removed or destroyed at the earliest opportunity consistent with the purpose of the audit, or (d) when required by law; and (D) has secured a written statement attesting to the recipient’s understanding of, and willingness to abide by, these provisions.

2. Disclosure may be made to a Member of Congress or to a Congressional staff member in response to an inquiry of the Congressional office made at the written request of the constituent about whom the record is maintained.

3. The Department of Health and Human Services (HHS) may disclose information from this system of records to the Department of Justice when: (a) The agency or any component thereof; or (b) any employee of the agency in his or her official capacity where the Department of Justice has agreed to represent the employee; or (c) the United States Government, is a party to litigation or has an interest in such litigation, and by careful review, the agency determines that the records are both relevant and necessary to the litigation and the use of such records by the Department of Justice is therefore deemed by the agency to be for a purpose that is compatible with the purpose for which the agency collected the records.

4. Disclosure may be made to agency contractors, grantees, experts, consultants, collaborating researchers, or volunteers who have been engaged by the agency to assist in the performance of a service related to this system of records and who need to have access to the records in order to perform the activity. Recipients shall be required to comply with the requirements of the Privacy Act of 1974, as amended, pursuant to 5 U.S.C. 552a(m).

5. Information from this system may be disclosed to Federal agencies, State agencies (including the Motor Vehicle Administration and State vital statistics offices, private agencies, and other third parties (such as current or prior employers, acquaintances, relatives), when necessary to obtain information on morbidity and mortality experiences and to locate individuals for follow-up studies. Social Security numbers, date of birth and other identifiers may be disclosed: (1) To the National Center for Health Statistics to ascertain vital status through the National Death Index; (2) to the Health Care Financing Agency to ascertain morbidities; and (3) to the Social Security Administration to ascertain disabilities and/or location of participants. Social Security numbers may also be given to other Federal agencies, and State and local agencies when necessary to locating individuals for participation in follow-up studies.

6. Medical information may be disclosed in identifiable form to tumor registries for maintenance of health statistics, e.g., for use in epidemiologic studies.

Attachment 5

Contract No. HHSN261200655000C

7. (a). PHS may inform the sexual and/or needle-sharing partner(s) of a subject individual who is infected with the human immunodeficiency virus (HIV) of their exposure to HIV, under the following circumstances: (1) The information has been obtained in the course of clinical activities at PHS facilities carried out by PHS personnel or contractors; (2) The PHS employee or contractor has made reasonable efforts to counsel and encourage the subject individual to provide the information to the individual’s sexual or needle-sharing partner(s); (3) The PHS employee or contractor determines that the subject individual is unlikely to provide the information to the sexual or needle-sharing partner(s) or that the provision of such information cannot reasonably be verified; and (4) The notification of the partner(s) is made, whenever possible, by the subject individual’s physician or by a professional counselor and shall follow standard counseling practices.

(b). PHS may disclose information to State or local public health departments, to assist in the notification of the subject individual’s sexual and/or needle-sharing partner(s), or in the verification that the subject individual has notified such sexual or needle-sharing partner(s).

8. Certain diseases and conditions, including infectious diseases, may be reported to appropriate representatives of State or Federal Government as required by State or Federal law.

9. Disclosure may be made to authorized organizations which provide health services to subject individuals or provide third-party reimbursement or fiscal intermediary functions, for the purpose of planning for or providing such services, billing or collecting third-party reimbursements.

10. The Secretary may disclose information to organizations deemed qualified to carry out quality assessment, medical audits or utilization reviews.

11. Disclosure may be made for the purpose of reporting child, elder or spousal abuse or neglect or any other type of abuse or neglect as required by State or Federal law.

POLICIES AND PRACTICES FOR STORING, RETRIEVING, ACCESSING, RETAINING, AND DISPOSING OF RECORDS IN THE SYSTEM:

STORAGE:

Records may be stored on index cards, file folders, computer tapes and disks (including optical disks), photography media, microfiche, microfilm, and audio and video tapes. For certain studies, factual data with study code numbers are stored on computer tape or disk, while the key to personal identifiers is stored separately, without factual data, in paper/computer files.

RETRIEVABILITY:

During data collection stages and follow-up, retrieval is by personal identifier (e.g., name, Social Security Number, medical record or study identification number, etc.). During the data analysis stage, data are normally retrieved by the variables of interest (e.g., diagnosis, age, occupation).

SAFEGUARDS:

1. Authorized Users: Access to identifiers and to link files is strictly limited to the authorized personnel whose duties require such

Attachment 5

Contract No. HHSN261200655000C

access. Procedures for determining authorized access to identified data are established as appropriate for each location. Personnel, including contractor personnel, who may be so authorized include those directly involved in data collection and in the design of research studies, e.g., interviewers and interviewer supervisors; project managers; and statisticians involved in designing sampling plans. Other one-time and special access by other employees is granted on a need-to-know basis as specifically authorized by the system manager.

[[Page 16599]]

Researchers authorized to conduct research on biologic specimens will typically access the system through the use of encrypted identifiers sufficient to link individuals with records in such a manner that does not compromise confidentiality of the individual.

2. Physical Safeguards: Records are either stored in locked rooms during off-duty hours, locked file cabinets, and/or secured computer facilities. For certain studies, personal identifiers and link files are separated and stored in locked files. Computer data access is limited through the use of key words known only to authorized personnel.

3. Procedural Safeguards: Collection and maintenance of data is consistent with legislation and regulations in the protection of human subjects, informed consent, confidentiality, and confidentiality specific to drug and alcohol abuse patients where these apply. When anonymous data is provided to research scientists for analysis, study numbers which can be matched to personal identifiers will be eliminated, scrambled, or replaced by the agency or contractor with random numbers which cannot be matched. Contractors who maintain records in this system are instructed to make no further disclosure of the records. Privacy Act requirements are specifically included in contracts for survey and research activities related to this system. The OHS project directors, contract officers, and project officers oversee compliance with these requirements. Personnel having access are trained in Privacy Act requirements. Depending upon the sensitivity of the information in the record, additional safeguard measures may be employed.

4. Implementation Guidelines: DHHS Chapter 45-13 and supplementary Chapter PHS.hf: 45-13 of the HHS General Administration Manual and Part 6, “ADP System Security” of the HHS ADP Systems Security Manual.

RETENTION AND DISPOSAL:

Records are retained and disposed of under the authority of the NIH Records Control Schedule contained in NIH Manual Chapter 1743, Appendix 1—“Keeping and Destroying Records” (HHS Records Management Manual, Appendix B-361), item 3000-G-3, which allows records to be kept as long as they are useful in scientific research. Collaborative Perinatal Project records are retained in accordance with item 3000-G-4, which does not allow records to be destroyed. William A. White Clinical Research Program medical records (Saint Elizabeths Hospital, NIMH) are retained for 5 years after last discharge or upon death of a patient and then transferred to the Washington National Records Center, where they are retained until 30 years after discharge or death. Refer to the NIH Manual Chapter for specific conditions on disposal or retention instructions.

Attachment 5

Contract No. HHSN261200655000C

SYSTEM MANAGER(S) AND ADDRESS:

See Appendix I for a listing of current system managers. This system is for use by all NIH Institutes, Centers, and Divisions. The following system notices have been subsumed under this umbrella system notice.

09-25-0001	Clinical Research: Patient Records, HHS/NIH/NHLBI
09-25-0010	Research Resources: Registry of Individuals Potentially Exposed to Microbial Agents, HHS/NIH/NCI
09-25-0015	Clinical Research: Collaborative Clinical Epilepsy Research, HHS/NIH/NINDS
09-25-0016	Clinical Research: Collaborative Perinatal Project, HHS/ NIH/NINDS
09-25-0026	Clinical Research: Nervous System Studies, HHS/NIH/NINDS
09-25-0028	Clinical Research: Patient Medical Histories, HHS/NIH/ NINDS and HHS/NIH/NIDCD
09-25-0031	Clinical Research: Serological and Virus Data in Studies Related to the Central Nervous System, HHS/NIH/NINDS
09-25-0037	Clinical Research: The Baltimore Longitudinal Study of Aging, HHS/NIH/NIA
09-25-0038	Clinical Research: Patient Data, HHS/NIH/NIDDK
09-25-0039	Clinical Research: Diabetes Mellitus Research Study of Southwestern American Indians, HHS/NIH/NIDDK
09-25-0040	Clinical Research: Southwestern American Indian Patient Data, HHS/NIH/NIDDK
09-25-0042	Clinical Research: National Institute of Dental Research Patient Records, HHS/NIH/NIDR
09-25-0044	Clinical Research: Sensory Testing Research Program, HHS/NIH/NIDR
09-25-0046	Clinical Research: Catalog of Clinical Specimens from Patients, Volunteers and Laboratory Personnel, HHS/NIH/NIAID
09-25-0053	Clinical Research: Vision Studies, HHS/NIH/NEI
09-25-0057	Clinical Research: Burkitt’s Lymphonma Registry, HHS/NIH/NCI
09-25-0060	Clinical Research: Division of Cancer Treatment Clinical Investigations, HHS/NIH/NCI
09-25-0067	Clinical Research: National Cancer Incidence Surveys, HHS/NIH/NCI
09-25-0069	NIH Clinical Center Admissions of the National Cancer Institute, HHS/NIH/NCI
09-25-0074	Clinical Research: Division of Cancer Biology and Diagnosis Patient Trials, HHS/NIH/NCI
09-25-0077	Biological Carcinogenesis Branch Human Specimen Program, HHS/NIH/NCI
09-25-0126	Clinical Research: National Heart, Lung, and Blood Institute Epidemiological and Biometric Studies, HHS/NIH/NHLBI
09-25-0128	Clinical Research: Neural Prosthesis and Biomedical Engineering Studies, HHS/NIH/NINDS
09-25-0129	Clinical Research: Clinical Research Studies Dealing with Hearing, Speech, Language and Chemosensory Disorders, HHS/NIH/ NIDCD
09-25-0130	Clinical Research: Studies in the Division of Cancer Cause and Prevention, HHS/NIH/NCI

Attachment 5

Contract No. HHSN261200655000C

09-25-0134	Clinical Research: Epidemiology Studies, National Institute of Environmental Health Sciences, HHS/NIH/NIEHS
09-25-0142	Clinical Research: Records of Subjects in Intramural Research, Epidemiology, Demography and Biometry Studies on Aging, HHS/NIH/NIA
09-25-0143	Biomedical Research: Records of Subjects in Clinical, Epidemiologic and Biometric Studies of the National Institute of Allergy and Infectious Diseases, HHS/NIH/NIAID
09-25-0145	Clinical Trials and Epidemiological Studies Dealing with Visual Disease and Disorders in the National Eye Institute, HHS/NIH/NEI
09-25-0148	Contracted and Contract-Related Research: Records of Subjects in Clinical, Epidemiological and Biomedical Studies of the National Institute of Neurological Disorders and Stroke and the National Institute on Deafness and Other Communication Disorders, HHS/NIH/NINDS and HHS/NIH/NIDCD
09-25-0152	Biomedical Research: Records of Subjects in National Institute of Dental Research Contracted Epidemiological and Biometric Studies, HHS/NIH/NIDR
09-25-0153	Biomedical Research: Records of Subjects in Biomedical and Behavioral Studies of Child Health and Human Development, HHS/NIH/NICHD
09-25-0154	Biomedical Research: Records of Subjects: 1) Cancer Studies of the Division of Cancer Prevention and Control, HHS/NIH/NCI; and 2) Women’s Health Initiative (WHI) Studies, HHS/NIH/OD
09-25-0170	Diabetes Control and Complications Trial (DCCT) Data System, HHS/NIH/NIDDK
09-25-0172	Clinical Research: National Center for Human Genome Research, HHS/NIH/NCHGR
09-25-0201	Clinical Research: National Institute of Mental Health Patient Records, HHS/NIH/NIMH
09-25-0205	Alcohol, Drug Abuse, and Mental Health Epidemiologic and Biometric Research Data, HHS/NIH/NIAAA, HHS/NIH/NIDA and HHS/NIH/NIMH
09-25-0212	Clinical Research: Neuroscience Research Center Patient Medical Records, HHS/NIH/NIMH

[[Page 16600]]

NOTIFICATION PROCEDURE:

To determine if a record exists, write to the appropriate ICD Privacy Act Coordinator listed below. In cases where the requestor knows specifically which System Manager to contact, he or she may contact the System Manager directly (See Appendix I). Notification requests should include: Individual’s name; current address; date of birth; date, place and nature of participation in specific research study; name of individual or organization administering the research study (if known); name or description of the research study (if known); address at the time of participation; and in specific cases, a notarized statement (some highly sensitive systems require two witnesses attesting to the individual’s identity). A requestor must verify his or her identity by providing either a notarization of the request or by submitting a written certification that the requestor is

Attachment 5

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who he or she claims to be and understands that the knowing and willful request for acquisition of a record pertaining to an individual under false pretenses is a criminal offense under the Act, subject to a five thousand dollar fine.

Individuals will be granted direct access to their medical records unless the System Manager determines that such access is likely to have an adverse effect (i.e., could cause harm) on the individual. In such cases when the System Manager has determined that the nature of the record information requires medical interpretation, the subject of the record shall be requested to designate, in writing, a responsible representative who will be willing to review the record and inform the subject individual of its contents at the representative’s discretion. The representative may be a physician, other health professional, or other responsible individual. In this case, the medical/dental record will be sent to the designated representative. Individuals will be informed in writing if the record is sent to the representative. This same procedure will apply in cases where a parent or guardian requests notification of, or access to, a child’s or incompetent person’s medical record. The parent or guardian must also verify (provide adequate documentation) their relationship to the child or incompetent person as well as his or her own identity to prove their relationship. If the requester does not know which Institute, Center or Division Privacy Act Coordinator to contact for notification purposes, he or she may contact directly the NIH Privacy Act Officer at the following address: NIH Privacy Act Officer, Office of Management Assessment, Building 31, Room 1B05, 31 Center Drive MSC 2075, Bethesda, MD 20892- 2075.

NIH Privacy Act Coordinators

Office of the Director, (OD), NIH

Associate Director for Disease Prevention, OD, NIH

Building 1, Room 260

1 Center Drive

Bethesda, MD 20892

National Cancer Institute (NCI)

Privacy Act Coordinator, NCI, NIH

Building 31, Room 10A34

31 Center Drive

Bethesda, MD 20892

National Eye Institute (NEI)

Privacy Act Coordinator, NEI, NIH

Building 31, Room 6A-19

31 Center Drive

Bethesda, MD 20892

National Heart, Lung and Blood Institute (NHLBI)

Privacy Act Coordinator, NHLBI, NIH

Building 31, Room 5A08

31 Center Drive

Bethesda, MD 20892

National Institute on Aging (NIA)

Privacy Act Coordinator, NIA, NIH

Building 31, Room 2C12

31 Center Drive

Bethesda, MD 20892

Attachment 5

Contract No. HHSN261200655000C

National Institute on Alcohol Abuse and Alcoholism (NIAAA)

Privacy Act Coordinator, NIAAA, NIH

Wilco Building, Suite

6000 Executive Blvd., MSC 7003

Bethesda, MD 20892-7003

National Institute of Allergy and Infectious Diseases (NIAID)

Privacy Act Coordinator, NIAID, NIH

Solar Building, Room 3C-23

6003 Executive Blvd.

Bethesda, MD 20892

National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS)

Privacy Act Coordinator, NIAMS, NIH

Natcher Building, Room 5QS49

45 Center Drive

Bethesda, MD 20892

National Institute of Child Health and Human Development (NICHD)

Privacy Act Coordinator, NICHD, NIH

6100 Executive Blvd., Room 5D01

North Bethesda, MD 20892

National Institute on Deafness and Other Communication Disorders (NIDCD)

Privacy Act Coordinator, NIDCD, NIH

Building 31, Room 3C02

9000 Rockville Pike

Bethesda, MD 20892

National Institute of Dental Research (NIDR)

Privacy Act Coordinator, NIDR, NIH

Building 31, Room 2C-35

31 Center Drive, MSC 2290

Bethesda, MD 20892-2290

National Institute of Diabetes and Digestive and Kidney Disease (NIDDK)

Privacy Act Coordinator, NIDDK, NIH

Building 31, Room 9A47

31 Center Drive

Bethesda, MD 20892

National Institute on Drug Abuse (NIDA)

Privacy Act Coordinator, NIDA, NIH

Parklawn Building, Room 10A-42

5600 Fishers Lane

Rockville, Maryland 20857

National Institute of Environmental Health Sciences (NIEHS)

Chief, Epidemiology Branch, NIEHS, NIH

P.O. Box 12233

Research Triangle Park

North Carolina 27709

National Institute of Mental Health (NIMH)

Privacy Act Coordinator, NIMH, NIH

Parklawn Building, Room 7C-22

5600 Fishers Lane

Rockville, Maryland 20857

Attachment 5

Contract No. HHSN261200655000C

National Institute of Neurological Disorders and Stroke (NINDS)

Privacy Act Coordinator, NINDS, NIH

Federal Building, Room 816

7550 Wisconsin Avenue

Bethesda, MD 20892

National Center for Human Genome Research (NCHGR)

Chief, Office of Human Genome Communications, NGHGR, NIH

Building 38A, Room 617

9000 Rockville Pike

Bethesda, Maryland 20892

RECORD ACCESS PROCEDURE:

Same as notification procedures. Requesters should reasonably specify the record contents being sought. An individual may also request an accounting of disclosures of his/her record, if any.

CONTESTING RECORD PROCEDURE:

Contact the appropriate official at the address specified under Notification Procedure, and reasonably identify the record, specify the information being contested, and state corrective action sought, with supporting information to show how the record is inaccurate, incomplete, untimely, or irrelevant.

RECORD SOURCE CATEGORIES:

The system contains information obtained directly from the subject individual by interview (face-to-face or telephone), written questionnaire, or by other tests, recording devices or observations, consistent with legislation and regulation regarding informed consent and protection of human subjects. Information is also obtained from other sources, including but not limited to: Referring medical physicians, mental health/alcohol/drug abuse or other health care providers; hospitals; organizations providing biological specimens; relatives; guardians; schools; and clinical medical research records.

SYSTEMS EXEMPTED FROM CERTAIN PROVISIONS OF THE ACT:

None.

Appendix I: System Managers and Addresses

Office of the Director, NIH

[[Page 16601]]

Associate Director for Disease Prevention, OD, NIH

Building 1, Room 260

1 Center Drive

Bethesda, MD 20892

National Cancer Institute

Computer Systems Analyst, DCBD, NCI, NIH

Executive Plaza North, Room 344

Bethesda, MD 20892

American Burkitt’s Lymphoma Registry

Division of Cancer Etiology, NCI, NIH

Attachment 5

Contract No. HHSN261200655000C

Executive Plaza North, Suite 434

6130 Executive Blvd.

Bethesda, MD 20892

Chief, Genetic Epidemiology Branch, EBP, DCE, NCI, NIH

Executive Plaza North, Suite 439

6130 Executive Blvd.

Bethesda, MD 20892

Chief, Clinical Genetics Section

Clinical Epidemiology Branch, DCE, NCI, NIH

Executive Plaza North, Suite 400

6130 Executive Blvd.

Bethesda, MD 20892

Program Director, Research Resources

Biological Carcinogenesis Branch, DCE, NCI, NIH

Executive Plaza North, Room 540

6130 Executive Blvd.

Bethesda, MD 20892

Chief, Environmental Epidemiology Branch, DCE, NCI, NIH

Executive Plaza North, Room 443

6130 Executive Blvd.

Bethesda, MD 20892

Associate Director, Surveillance Program, DCPC, NCI, NIH

Executive Plaza North, Room 343K

6130 Executive Blvd.

Bethesda, MD 20892

Head, Biostatistics and Data Management Section, DCT, NCI, NIH

8601 Old Georgetown Road

Bethesda, MD 20892

Chief, Clinical Research Branch

Biological Response Modifiers Program

Frederick Cancer Research and Development Center, DCT, NCI, NIH

501 W. 7th Street, Suite #3

Frederick, MD 21701

Deputy Branch Chief, Navy Hospital

NCI—Naval Medical Oncology Branch, DCT, NCI, NIH

Building 8, Room 5101

Bethesda, MD 20814

Chief, Pharmaceutical Management Branch

Cancer Therapy Evaluation Program, DCT, NCI, NIH

Executive Plaza North, Suite 804

Bethesda, MD 20892

Director, Extramural Clinical Studies, BRB, BRMP, DCT, NCI, NIH

Frederick Cancer Research and Development Center

Fort Detrick

Frederick, MD 21701

Attachment 5

Contract No. HHSN261200655000C

National Eye Institute

Clinical Director, NEI, NIH

Building 10, Room 10N-202

10 Center Drive

Bethesda, MD 20892

Director, Division of Biometry and Epidemiology, NEI, NIH

Building 31, Room 6A-52

31 Center Drive

Bethesda, MD 20892

National Heart Lung and Blood Institute

Administrative Officer, Division of Intramural Research, NHLBI, NIH

Building 10 Room 7N220

10 Center Drive, MSC 1670

Bethesda, MD 20892-1670

Senior Scientific Advisor, OD

Division of Epidemiology and Clinical Applications, NHLBI, NIH

Federal Building, 220

7550 Wisconsin Avenue

Bethesda, MD 20892

National Institute on Aging

Computer Scientist, Longitudinal Studies Branch, IRP, NIH

Gerontology Research Center, GRC

4940 Eastern Avenue

Baltimore, MD 21224

Associate Director, Epidemiology,

Demography and Biometry Program, NIA, NIH

Gateway Building, Suite 3C309

7201 Wisconsin Avenue

Bethesda, MD 20892

National Institute on Alcohol Abuse and Alcoholism

Deputy Director, Division of Biometry and Epidemiology, NIAAA, NIH

Willco Building, Suite 514

6000 Executive Blvd., MSC 7003

Bethesda, MD 20892-7003

Deputy Director, Div. of Clinical and Prevention Res., NIAAA, NIH

Willco Building, Suite 505

6000 Executive Blvd., MSC 7003

Bethesda, MD 20892-7003

National Institute of Allergy and Infectious Diseases

Chief, Respiratory Viruses Section, LID, NIAID, NIH

Building 7, Room 106

9000 Rockville Pike

Bethesda, MD 20892

Attachment 5

Contract No. HHSN261200655000C

Chief, Hepatitis Virus Section, LID, NIAID, NIH

Building 7, Room 202

9000 Rockville Pike

Bethesda, MD 20892

Chief, Epidemology and Biometry Branch, DMID, NIAID, NIH

Solar Building, Room 3A24

Bethesda, Maryland 20892

Special Assistant, Clinical Research Program, DAIDS, NIAID, NIH

Solar Building, Room 2C-20

6003 Executive Blvd.

Bethesda, MD 20892

National Institute of Arthritis and Musculoskeletal and Skin Diseases

Clinical Director, NIAMS, NIH

Building 10, Room 9S205

10 Center Drive

Bethesda, MD 20892

National Institute of Child Health and Human Development

Chief, Contracts Management Branch, NICHD, NIH

Executive Plaza North, Room 7A07

6100 Executive Blvd.

North Bethesda, MD 20892

National Institute on Deafness and Other Communication Disorders

Acting Director of Intramural Research, NIDCD, NIH

Building 31, Room 3C02

31 Center Drive

Bethesda, MD 20892

Director, Division of Human Communication, NIDCD, NIH

Executive Plaza South, Room 400B

6120 Executive Boulevard

Rockville, MD 20852

National Institute of Dental Research

Deputy Clinical Director, NIDR, NIH

Building 10, Room 1N-113

10 Center Drive, MSC 1190

Bethesda, MD 20892-1190

Research Psychologist, Clinical Invsetigations, NIDR, NIH

Building 10, Room 1N114

10 Center Drive, MSC 1190

Bethesda, MD 20892-1190

Chief, Contract Management Section

Extramural Program, NIDR, NIH

Natcher Building, Room 4AN-44B

45 Center Drive, MSC 6402

Bethesda, MD 20892-6402

Attachment 5

Contract No. HHSN261200655000C

National Institute of Diabetes and Digestive and Kidney Diseases

Chief, Clinical Investigations, NIDDK, NIH

Building 10, Room 9N222

10 Center Drive

Bethesda, MD 20892

Chief, Phoenix Clinical Research Section, NIDDK, NIH

Phoenix Area Indian Hospital, Room 541

4212 North 16th Street

Phoenix, Arizona 85016

Chief, Diabetes Research Section, DPB, DDEMD, NIDDK, NIH

Natcher Building, Room 5AN-18G

45 Center Drive, MSC 6600

Bethesda, MD 20892

National Institute on Drug Abuse

Privacy Act Coordinator, NIDA, NIH

Parklawn Building, Room 10A-42

5600 Fishers Lane

Rockville, Maryland 20857

National Institute of Environmental Health Sciences

Chief, Epidemiology Branch, NIEHS, NIH

P.O. Box 12233

Research Triangle Park

North Carolina 27709

National Institute of Mental Health

Director, Intramural Research Program, NIMH, NIH

Building 10, Room 4N-224

9000 Rockville Pike

Bethesda, MD 20205

Privacy Act Coordinator, NIMH, NIH

Parklawn Building, Room 7C22

5600 Fishers Lane

Rockville, Maryland 20857

Clinical Director, Neuroscience Research Center, DIRP, NIMH

Saint Elizabeths Hospital,

William A. White Building, Room 133

2700 Martin Luther King Jr., Avenue, SE

Washington, DC 20032

National Institute of Neurological Disorders and Stroke

[[Page 16602]]

Chief, Epilepsy Branch, NINDS, NIH

Federal Building, Room 114

7750 Wisconsin Avenue

Bethesda, MD 20892

Attachment 5

Contract No. HHSN261200655000C

Chief, Development Neurology Branch, NINDS, NIH

Federal Building, NIH

7550 Wisconsin Avenue

Bethesda, MD 20892

Assistant Director, CNP, DIR, NINDS, NIH

Building 10, Room 5N226

10 Center Drive

Bethesda, MD 20892

Deputy Chief, Laboratory of Central Nervous Systems Studies

Intramural Research Program, NINDS, NIH

Building 36, Room 5B21,

9000 Rockville Pike

Bethesda, MD 20892

Director, Division of Fundamental Neurosciences, NINDS, NIH

Federal Building, Room 916

7550 Wisconsin Ave

Bethesda, MD 20892

Director, Division of Convulsive, Developmental and Neuromuscular Disorders, NINDS, NIH

Federal Building, Room 816

7550 Wisconsin Avenue

Bethesda, MD 20892

Director, Division of Demyelinating Atrophic, and Dementing Disorders, NINDS, NIH

Federal Building, Room 810

7550 Wisconsin Avenue

Bethesda, MD 20892

Director, Division of Stroke and Trauma, NINDS, NIH

Federal Building, Room 8A08

7550 Wisconsin Avenue

Bethesda, MD 20892

National Center for Human Genome Research

Chief, Office of Human Genome Communications, NCHGR, NIH

Building 38A, Room 617

9000 Rockville Pike

Bethesda, MD 20892

Attachment 5

Contract No. HHSN261200655000C

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a)	To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” Clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)	If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of clause)

Safety and Health Clause	ATTACHMENT 6
HHSAR 352.223-70, (1/01)

Contract No. HHSN261200655000C

PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

67	-	Photographic Equipment

69	-	Training Aids and Devices

70	-	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)

71	-	Furniture

72	-	Household and Commercial Furnishings and Appliances

74	-	Office Machines and Visible Record Equipment

77	-	Musical Instruments, Phonographs, and Home-type Radios

78	-	Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC) -7 (4/1/84)	ATTACHMENT 7
OMB Bulletin 81-16

Contract No. HHSN261200655000C

GOVERNMENT PROPERTY – SCHEDULE

SCHEDULE I-B

ITEM	QUANTITY
LN2 Freezer, XLC-1830	10
Freezer Racks	1080
So-Low Mechanical Freezers C80-27 w/27 cubic ft capacity	58
Freezer Racks	75
UPS System for Gentra	1
Centrifuge	1
Rotor	1
5 x 50 Adapter	1
12 x 15 Adapter	1

Government Property Schedule -	ATTACHMENT 8
( / / )	Page 1

Contract No. HHSN261200655000C

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY

CONTRACTOR:	CONTRACT NUMBER

ADDRESS	REPORT DATE:

FISCAL YEAR:

CLASSIFICATION	BEGINNING OF PERIOD		ADJUSTMENTS			END OF PERIOD
	# ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	# ITEMS	VALUE

LAND>=$25K

LAND<$25K

OTHER REAL>=$25K

OTHER REAL<$25K

PROPERTY UNDER CONST>=$25K

PROPERTY UNDER CONST<$25K

PLANT EQUIP>=$25K

PLANT EQUIP<$25K

SPECIAL TOOLING >=$25K

SPECIAL TOOLING<$25K

SPECIAL TEST EQUIP>=$25K

SPECIAL TEST EQUIP<$25K

AGENCY PECULIAR>=$25K

AGENCY PECULIAR<$25K

MATERIAL>=$25K (CUMULATIVE)

PROPERTY UNDER MFR>=$25K

PROPERTY UNDER MFR<$25K

SIGNED BY:					DATE SIGNED:

Report of Government Owned, Contractor Held Property	ATTACHMENT 10